Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Debt Resolve, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), we, James G. Brakke, Co-Chairman and Chief Executive Officer and David M. Rainey, President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 16, 2012

/s/ James G. Brakke	/s/ David M. Rainey
James G. Brakke	David M. Rainey
Co-Chairman and Chief Executive Officer	President, Chief Financial Officer, Treasurer and Secretary